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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                           ---------------------------


                                   FORM 8-K/A
                                (AMENDMENT NO. 2)
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 30, 1998


                           ---------------------------



                       CAPSTAR BROADCASTING PARTNERS, INC.
             (Exact name of Registrant as specified in its charter)



          DELAWARE                    333-25683               75-2672663
      (State or other          (Commission File Number)   (I.R.S. Employer
jurisdiction of incorporation)                           Identification Number)

600 CONGRESS AVENUE
     SUITE 1400                                                78701
   AUSTIN, TEXAS                                            (Zip code)
(Address of principal
 executive offices)

       Registrant's telephone number, including area code: (512) 340-7800


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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         The registrant, Capstar Broadcasting Partners, Inc. ("Capstar
Partners"), hereby amends its Current Report on Form 8-K dated April 6, 1998, as amended (the "Form 8-K"), as set forth herein.

ITEM 5. OTHER EVENTS.

         In a press release dated April 29, 1998, a copy of which is filed as
Exhibit 99.3 hereto, Capstar Radio Broadcasting Partners, Inc., a wholly-owned subsidiary of Capstar Partners, announced the completion of its tender offer to purchase for cash all of its outstanding 13 1/4% Senior Subordinated Notes due 2003 (the "Notes") and concurrent solicitation of consents to proposed amendments to the indenture pursuant to which the Notes were issued.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         99.1*    --        Press release, dated March  30, 1998.
         99.2*    --        Press release, dated April 14, 1998.
         99.3     --        Press release, dated April 29, 1998.


         * Previously filed as an exhibit to the Form 8-K.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             CAPSTAR BROADCASTING PARTNERS, INC.
                             (Registrant)



                             By: /s/ WILLIAM S. BANOWSKY
                             ------------------------------------------
                             Name:  William S. Banowsky, Jr.
                             Title: Executive Vice President and General Counsel


Date:  May 8, 1998





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                                  EXHIBIT INDEX


 EXHIBIT
 NUMBER                       EXHIBIT TITLE
 ------                       -------------
         99.1*    --        Press release, dated March  30, 1998.
         99.2*    --        Press release, dated April 14, 1998.
         99.3     --        Press release, dated April 29, 1998.

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*  Previously filed as an exhibit to the Form 8-K.